UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: January 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN ALL CAP FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

SEMI-ANNUAL REPORT

01.31.14

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

This is the first shareholder letter for the Champlain All Cap Fund, with initial investments made on December 31, 2013. In the first month of operation, U.S. stocks experienced some volatility arising from emerging markets economic turmoil. After strong market performance in 2013 which saw a rise of over 30% across all domestic stock indices, January saw a modest -3.16% decrease in prices as measured by the Russell 3000 Stock Index, overdue after the last year’s exceptional gains. The Fund has performed comparably in its first month, decreasing -3.40%.

Since we have been investing for only one month, we will use this early opportunity to discuss the Fund’s investment process, and how we think about successful investing over the long term. In future shareholder letters, we will provide abundant detail on investment performance, discussions of opportunities and risks in the stock market, and on how your investments are postured.

Defining our Investment Process

The Fund is focused on investing in companies we believe have durable businesses with long-term competitive advantages on which they can capitalize to create wealth over time and those trading at attractive stock prices versus their earnings power and growth prospects. This is a difficult combination of attributes to find in the stock market because good businesses are usually fully (or over) priced and not often offered at the bargain bin. Necessarily, there will be reasons why the share price of an attractive company will have decreased to levels we deem undervalued. There may be short term operating problems, concerns about mounting competitive in-roads, changing investor opinions on forward growth prospects, investor neglect, etc. Our job is to evaluate the reasons why a previously solid company’s share price is trading at a discount. We then select companies for investment where we see an overreaction to fleeting problems, a material misperception of future prospects, or a demonstrated catalyst to address operating problems or business structure which is likely to unlock underlying value. Controversy surfaces opportunity – but only in selective cases. We are looking for operationally durable businesses priced as statistically undervalued – decidedly a value orientation.

We count crucially on the fact that investors habitually under- and over-estimate perceived changes in the long term business prospects of companies based on short term operating variability, and then adjust stock prices widely due to resulting sentiment swings. Wall Street has a continuous need to engineer noise, volatility and ever-changing opinion about individual companies’ prospects. Traders and short-sighted investors act obsessively on such noise, sometimes in vast disproportion to the underlying change in the actual business value and prospects of publicly traded companies. In essence, stock prices often vary much

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

more widely than the fair or intrinsic value of most businesses – particularly the type on which we will focus our efforts – those with relatively more stable and predictable operations, a proven track record of performance, and a history of focusing on shareholder return and wealth creation. The histrionic actions of many market participants are likely to offer ample opportunity for profitable long term investment in such companies in the future, as they always have in the past.

No one can know the future – of this we can be sure. We invest with the knowledge that we may also make mistakes in our judgments about how our companies will perform. Because we understand very keenly that the most difficult opponent of wealth creation is negative compounding – that is, large or permanent loss of capital – we strive to build conservative assessments, when calculating the fair value of our companies. Price volatility is a part of investing, and this we accept. A conservative valuation bias means we are setting a higher hurdle in the investments we make. Fewer things have to go right for our capital commitment to work out well, and if we are surprised positively and many things go well, that’s great. More important, when we make a mistake and are proved wrong in our investment thesis and valuation, the downside pain may be moderated. Tying this back to the issue of compounding, our goal is to keep losses on our mistakes manageable by conservatively assessing fair value when analyzing all our stocks.

The Fund is structured to be more focused in the number of investments we hold, while allowing for wide flexibility in where we can find opportunities. The Fund is “All Cap” because we can invest in companies of any market capitalization, subject to the process issues defined above. Currently, the Fund is committed mainly in larger capitalization companies. This is where we currently find the most investments exhibiting a combination of attractive valuation and solid business prospects. While we cannot predict with any timing or certainty, we expect the capitalization profile to change over time depending on where opportunities unfold, but it is likely to be at a glacial pace. Flexibility can be a two-edged sword – allowing for more freedom of movement, though not necessarily leading only to positive outcomes. Process discipline and consistency are the crucial underlying factors which can access the benefits of flexibility, while helping to mute the negatives. The field is wider, but the scope we employ to assess investments is the same.

The Fund will hold between thirty and fifty U.S. exchange-traded stocks (including American Depository Receipts (ADRs) and foreign-domiciled companies). We believe this number of holdings strikes a good balance between meaningful commitment to good ideas and diversification. We can own up to 8% of assets at market value in any individual security. Sector exposure can be a maximum of 35% if we find abundant opportunities in one sector, while we may have zero exposure in sectors where valuations are extended and companies do not meet our criteria. In practice, exposure is more balanced as ideas usually arise in all

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

sectors. Currently, the largest sector exposure is in Health Care at 20% of assets. No Utilities are held. We own 41 companies, with the top ten holdings representing 33% of the Fund.

Finally, we think it is crucial to maintain a long term focus when investing in stocks. Once we have made an investment in a company, we strive to be patient in allowing the opportunity to develop since it is difficult to assess when the benefits may come. As long as progress is evident, even with some inevitable bumps in the road, we stay engaged. We sell mainly for three reasons: the stock price has risen and closed the discount to the fair value of the company, we have made a mistake in the thesis, or there are better competing ideas for the capital. Turnover will be driven by these factors – and not by market trends, fads, sector rotations or consensus opinions which only serve to fuel short term activity in the markets to no enduring benefit. This long term focus naturally aligns our investments in the same “neighborhood” with those of other long-term, value-focused investors who we respect, and who think and invest like business owners. We see the shareholder base of our companies the same way real estate is viewed: buy in a good location and live in a neighborhood that complements one’s style.

Market Commentary

After five years of increasing stock prices from the March 2009 lows achieved during the financial crisis of 2008-09, the range of opportunities to buy stocks at reasonable valuations has diminished greatly. As noted above, we find the most attractive investments available in large- and mega-cap companies (generally over $20 billion in equity market value), while many other areas of the market are largely picked over and fully valued, offering little margin of safety should corporate profits revert from all-time levels existent today. The best opportunities as we assess it are in large blue-chip international franchise companies. Yet, because many investors have become emboldened by years of stock market gains, speculative activity in markets is running high. Smaller concept stocks in health care (mainly biotech) and emerging social media and software stocks, along with consumer discretionary growth favorites, have captured investors’ imagination and been bid to valuation extremes reminiscent of the late 1990’s. The combustible mix of near-zero interest rates and intensifying investor animal spirits is leading to generational excesses in some pockets of the market. Investor fervor in paying elevated valuations even for many economically cyclical or relatively mundane businesses adds to the unease. In this environment of high expectations and full valuations, the investor focused on preserving and enhancing capital over the long term must be especially vigilant. We have this mindset in managing the Champlain All Cap Fund, preferring to own a portfolio of attractively valued companies with stable return prospects, strong cash generation and solid dividend growth prospects. We’re staying “close to shore.”

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN ALL CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We look forward to earning your trust and managing a portion of your assets in the years to come.

Sincerely,

Van Harissis, CFA

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for both the Champlain Small Company Fund and the Champlain Mid Cap Fund.

Performance for the periods ending January 31, 2014

					Since Fund’s Inception†
	6 months	1-year	3-year*	5-year*	Cumulative**	Annualized
CIPMX	7.33%	22.89%	14.07%	20.00%	77.75%	10.85%
Russell Mid Cap	8.18%	23.68%	14.32%	23.77%	70.33%	10.00%
CIPSX	6.68%	24.18%	14.54%	20.53%	150.54%	10.54%
Russell 2000	8.88%	27.03%	14.69%	22.26%	101.62%	7.95%
† Champlain MidCap Fund inception date: 06.30.08
Champlain Small Company Fund inception date: 11.30.04
* Return has been annualized.
** Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

We are pleased to present the above returns (which are the “absolute” or realized returns), and they are as we would expect them to be for such an environment. Although both of your funds are lagging slightly behind the benchmarks in the near-term and 5-year periods, we trust that our shareholders will appreciate how our investment process, which seeks to limit business model risk and valuation risk, is not designed to outpace strong equity markets that are fueled by unrestrained fiscal deficits, virtually free money from the Federal Reserve, and easy access to equity margin debt. Indeed, our process is designed to shun highly cyclical and macro-dependent companies, highly leveraged companies, as well as speculative companies lacking both profits and a high gross margin structure; all of which have benefitted disproportionately from the unprecedented fiscal stimulus and monetary accommodation over the past five years. We have included charts of each Funds’ historical rolling 3-year relative returns (the positive or negative difference between the Funds’ returns and the benchmarks’ returns in nominal terms) by quarter to help shareholders understand that their Funds’ relative returns in recent years have been consistent with our expectations for relative returns to lag somewhat in very strong market environments while adding value in more sedate environments – particularly when the benchmark returns are negative.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Although we don’t have enough history to show the same pattern for the Mid Cap Fund as for the Small Company Fund, our history with separate mid cap accounts which predate the fund does reveal a similar pattern of positive relative performance data points in weak market periods.

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The pattern on the charts suggests to us that the execution of our process has been reasonably consistent and thus is potentially repeatable. The Small Company Fund chart also reveals – after a bit of contemplation – our process has historically had less drawdown risk (giving our shareholders a faster time to break even from market peaks). Historically, when our relative returns have been muted or negative, our absolute returns have still been quite strong. Finally, the Small Company Fund pattern of returns suggest that time invested and the value added by our investment process will likely be highly correlated as the value added grows through each full market cycle. Still, we are not entirely satisfied with our results and consider how we might shift the cloud of dots to the right somewhat for both Funds if we make just a few more better decisions in the years ahead than we have made in past years.

Since the lows of early 2009, many investors have embraced the more cyclical and speculative companies believing central banks and Congress have their backs. In general, high quality and high return companies have not outperformed as we would expect them to over time. Indeed, over the past year, investors have begun to pay almost any price for rapid revenue growth in software and potential lottery tickets in biotech in a manner that

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

resembles the reckless enthusiasm shown for profitless Internet and biotech companies in 1999. While some of our profit taking in 2013 looks premature with near-term hindsight, we sense the current valuations for most of the high flying momentum stocks that contributed so meaningfully to the benchmarks in 2013 are unsustainable. Although we do not expect to keep pace in such strong equity markets as we have experienced over the past 5 years, we do expect a period of strong relative performance down the road when either the music stops for the growth at any price parade or central bank largesse becomes counterproductive – as history suggests will happen eventually for both of these trends. Accordingly, we see absolute and relative financial pain ahead for those now chasing the recent leadership among the small and mid cap growth stocks and for those who place more faith in the ongoing benefits of extreme central bank liquidity than the reliability of the business models they own.

Technology

While the investor expectations built into the valuations of many software companies are probably too optimistic, we continue to find reasonably valued and well-positioned opportunities in the software industry – although outright bargains are hard to come by. The Mid Cap Fund remains exposed to the growth of data and cloud computing with holdings in Informatica, TIBCO Software, and Red Hat. In the Small Company Fund; we started a new position in Blackbaud, the leading provider of software applications designed to help not-for-profit organizations become more efficient with fundraising efforts (donor relationship and website management) as well as basic financial management. We believe the competitive environment is relatively benign for Blackbaud, and we also are encouraged by the ongoing transition to an on-demand or Software-as-a-Service (SaaS) version of their software. We added to Qlik Technologies after the company reduced near-term guidance and adjusted its sales process to capture larger contracts with larger customers. We do not believe the hiccup is related to competitive threats and continue to view Qlik as a unique albeit emerging franchise. We also started a new position in Qualys, a provider of software for network vulnerability assessment with several related security products in development. We are impressed by this company’s strategy to invest in the development of an integrated platform for all of its applications, and encouraged by the roster of partners who install their software as well as the current list of reference clients. Importantly, management’s obsession with being profitable is distinctly refreshing. Qualys and LogMeIn (another Small Company Fund software holding) are both investing to position themselves to benefit from the growing number of contact or connection points that will develop from the Internet of Things tsunami that is developing.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Valuation prompted us to lock up a meaningful percentage gain in Guidewire Software for both Funds. We also banked gains in National Instruments for both Funds because of our growing concerns about the competitive landscape for this company. We continue to like the Programmable Logic Device (PLD) semiconductor market and started a position in Xilinx for the Mid Cap Fund. This new holding combined with existing holding Altera Corp. gives your Mid Cap Fund exposure to the two leading makers of PLDs. Shrinking circuits and time to market pressures for OEMs are enabling PLDs to capture a growing number of opportunities currently served by custom chips (aka Application Specific Integrated Circuits or ASICs).

Industrials and Materials

Both Funds continue to be well-exposed to a number of well-managed and diversified industrial companies. Most of these “portfolio managers” as we call them in the Mid Cap Fund and “emerging portfolio managers” for the Small Company Fund have displayed muted cyclicality and an ability to supplement organic growth with accretive bolt-on acquisitions of businesses with adjacent products or adjacent customers. We are well aware that the shares of these companies have historically acted more cyclical than the business operations would suggest they should. But as patient long-term oriented investors we expect a buy and hold approach with these companies to be more likely to produce excess return than trying to trade in and out of the capital intensive or highly cyclical industrials (e.g. steel making, homebuilding and construction, or basic chemicals). We expect the substitution of capital for labor, demand for more fuel efficient planes and factories, demand for clean and low cost energy as well as the related infrastructure needs, and the productivity gains from sensor, software, and wireless enabled machinery (The Internet of Things that includes remotely accessed software to monitor performance and predict maintenance for all types of machinery from jet engines to oil well lift pumps or satellite enabled agriculture equipments used for very precise planting and application of fertilizer or pesticides) will continue to create attractive growth opportunities for well-managed manufacturing companies. We also are encouraged by our business “mortality” study that indicates over the past 5 and 10-year periods the machinery industry has been a relatively low risk industry from the perspective of the potential for shareholders to incur large losses.

In the Small Company Fund, Kaydon was acquired by the Swedish bearings maker SKF. We also eliminated the positions in Proto Labs and UTi Worldwide. A rich valuation that reflected very high expectations warranted the sale of Proto Labs. We sold UTi Worldwide as part of our ongoing effort to upgrade our holdings. While asset-light logistics business models have historically produced high returns, UTi was not nearly as good of a business as we had anticipated when we first invested a few years ago. In the Mid Cap Fund, we eliminated Pall Corp. because of valuation.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Energy

The near-term supply/demand equation for the oil market remains uncertain in our minds and our confidence in a rising price for oil in the near-term has waned. We see new sources of supply (Mexico, Iran, North American oil shale and tar sands) as well as threats to supply (internal sectarian strife in Iraq and the rapid depletion for newly drilled shale oil wells). We see new sources of demand (e.g. rapid growth in Chinese automobile ownership and increasing internal energy consumption by Saudi Arabia) and threats to demand (aggressive Chinese financial system reform causes China’s economy to decelerate more than expected and faster than expected declining demand from developed economies). Accordingly, over the past year or so, we have been opportunistically using price moves close to our estimated Fair Values to reduce our exposure to this sector. However, should we find well-positioned energy related companies trading at sufficient discounts, we will engage. The cost to develop the marginal supply is historically high and suggests to us that the oil market will inhibit new supply at a price of around $75-80 per barrel if not higher. Accordingly, this is the oil price we are using as we seek to manage the risk of your Funds’ energy holdings. Importantly, the steady decline in the ratio of Energy Returned on Energy Invested (EROEI) suggests to us that energy service companies might have more advantaged business models than most Exploration and Production companies. Accordingly, we have recently shifted both Funds’ energy holdings away from Exploration and Production (E&P) companies and more towards companies with problem solving and innovative products and services that also should benefit from the growing complexity of developing oil reserves in shale, deep water, and other harsh environments. Indeed, Forum Energy Technologies and the Mid Cap Fund’s newly acquired Frank’s International both have historically earned a much higher return on capital than many other small and mid cap energy service companies.

Consumer

Your Mid Cap Fund will lose another great consumer franchise when Suntory completes its announced acquisition of bourbon producer Beam Inc. Indeed, we have already sold some of the Mid Cap Fund’s Beam shares at a slight premium to the agreed upon deal price as we do not anticipate another rival bid surfacing. As an offset to this source of funds, we added to the position in spice supplier McCormick and Co. that we reestablished late last summer after the Heinz acquisition was announced. We also used recent overall market weakness to build up a new position in The J.M. Smucker Company as well as to add to the long held position in Kellogg. Your Small Company Fund recently received cash for its Harris Teeter shares and we had already been redeploying some of those expected funds into new positions in B&G Foods and Post Holdings, as well as a sizeable increase in The Fresh Market position. Post has recently expanded its portfolio beyond its iconic cereal brands

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

(Honey Combs, Honey Bunches of Oats, Great Grains, Grape-Nuts, Shredded Wheat, Raising Bran and Alpha Bits) to include protein bars and drinks, private-label pasta and peanut butter, as well as other foods. B&G Foods primarily owns a portfolio of small, slow growing food and spice brands including Ortega, Polaner, Cream of Wheat, Ac’cent, and Mrs. Dash. However, B&G’s acquisition strategy has shifted toward acquiring faster growing snack foods, including the Pirate Booty and Smart Puffs brands.

Financials

For both Funds, stock selection (asset sensitive community and trust banks and no exposure to REITs) has recently been quite favorable in this sector. While both Funds’ bank holdings are expected to benefit from rising short-term interest rates and/or a steeper yield curve, higher interest rates are not necessary for your Funds’ banks to deliver profitable growth. Indeed, your Funds own high quality banks that generally have low loan to asset ratios, low Non-Performing Assets (NPAs), and high Loan Loss Reserves. While we suspect short-term interest rates may well rise someday and create stress for many financials, particularly credit dependent REITs; we are quite unsure about the timing of any increase. In fact, we would not be surprised to see the recent enthusiasm for asset sensitive banks and fear toward REITs reverse – perhaps meaningfully – if or when we get an inevitable growth scare. Still, we are quite reluctant to be invested for a declining interest rate scenario knowing that such a posture will be quite harmful to capital should interest rates happen to normalize at higher levels someday.

Health Care

The Small Company Fund’s health care holdings have recently lagged markedly due to a process based exclusion of the type of biotech and pharmaceutical stocks we perceive to be highly speculative. A full valuation that reflected high expectations of the new CEO and his acquisition program caused us to eliminate TECHNE. We started a new position in ICU Medical. This provider of infusion and critical care products that help prevent infection earns good returns and has a meaningful surplus of cash on its balance sheet. Prestige Brands, another new holding, owns a portfolio of personal care brands including Goody’s, Luden’s, Little Remedies, PediaCare, Efferdent, Chloraseptic, Clear eyes, and Compound W. Prestige’s strategy is to drive growth through innovative packaging and formulations with these long-established brands and use robust cash flow to deleverage from acquisitions. Recently, liquid and powdered headache medicines from Goody’s have opened up the convenience store channel to several other Prestige brands. We also started new positions in Omnicell – a provider of inventory control and dispensing management systems for medicine and medical supplies – and Globus Medical – a provider of implants and related tools for spinal surgery.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The Mid Cap Fund health care names have fared relatively better partly as a result of the takeover of Life Technologies and outsized gains from Illumina – both providers of DNA sequencing machines and other life science tools and consumables. Although we are quite enthusiastic about Illumina’s technology and competitive position, valuation warranted our sale of the holding. We redeployed capital into Sirona Dental Systems, a maker of Computer Aided Design and Manufacturing systems for crowns as well as a new position in the animal health company Zoetis, a recent spin-off from Pfizer.

While fear, uncertainty, confusion, and errors surrounding enrollment in the Affordable Care Act insurance program are likely to create near-term volatility for utilization/demand; reasonable valuations, demographics, and fixing of the enrollment process should eventually restore consistent utilization/demand and create investor enthusiasm for our type of health care holdings.

Final Thoughts

In past letters we have tried to communicate the idea that an investment process that does not anchor itself to the most reliable companies that produce above-average returns on equity or capital might not be as repeatable or as likely to produce an increasingly obvious excess return over time. From our perspective, too many investors are trying to exploit fleeting anomalies or conditions (e.g. excessive liquidity, artificially low interest rates, currency movements, and price momentum) or difficult to forecast trends (e.g. social media, economic cycle, and interest rate cycle). Thus, we would like to remind investors that we seek to purchase small pieces of reliable high return companies on your behalf with the idea that we are purchasing an ownership stake in a good to very good business – sometimes even a great business. We think a lot about recurring revenue streams and revenues from consumables or spare parts. We avoid highly cyclical and fashion-oriented businesses. We contemplate barriers to entry, brand loyalty, real (net of inflation) pricing power, scale advantages, ability to attract and retain talent, network effects, and other factors that define the durability of any competitive advantage. We also avoid companies that sell products of dubious value or participate meaningfully in declining industries or markets. We would rather own asset light than asset intensive businesses, as they are typically easier to manage, more profitable, and therefore generally less risky. We go into new situations expecting the return to come from the compounding of the shareholders’ equity (book value) in the company and the ability for that company to return capital to its shareholders – not just a return from somebody willing to pay a higher price for the shares. In other words, we look for the business to be the primary factor driving our returns not the stock market. We actually consider the net present value of an estimated cash flow stream that is or will soon become available to shareholders as an important part of our valuation analysis. Indeed,

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND &
CHAMPLAIN SMALL COMPANY FUND
SHAREHOLDERS’ LETTER
(Unaudited)

while we have a clear bias for good to great businesses, we also are reluctant to pay any price for such companies. Still, we would rather own good to great companies at modest discounts than a marginal business at a steep discount.

On most valuation metrics, small cap valuations are at the high end of their historical range. Indeed, that also is true for your Small Company Fund. However, when including the contribution for non-earners (companies losing money) on a weighted harmonic basis, we believe your Small Company Fund is about half as expensive as the Russell 2000. In recent years, reliable companies with higher than average returns on capital have not been favored by most investors. We continue to believe an investor bias for quality will unfold someday driving the valuations for both of your Funds to distinct premiums to the benchmarks. Indeed, while some market strategists and pundits are calling for a shift in equity market leadership away from small and mid caps toward large caps, we think the bigger more important shift that will develop is a bias for consistently high returns at the expense of market beta, cyclical volatility, and highly leveraged balance sheets. History reveals that Return on Equity (ROE) as well as the compound rate of growth for earnings, book value, and dividends explains long-term equity returns much more than recent equity market trends suggest.

It is a privilege for us to manage a portion of your assets while at the same time managing a meaningful percentage of our own investable assets. We appreciate your continued trust and confidence.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 3000 Index® measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, based on a combination of the their market cap and current index membership.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2014
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Philip Morris International	4.20%
Suncor Energy	3.83%
Express Scripts Holding	3.62%
International Business Machines	3.01%
Wal-Mart Stores	2.95%
National Oilwell Varco	2.89%
Intel	2.86%
Sanofi ADR	2.81%
Teva Pharmaceutical Industries ADR	2.78%
PepsiCo	2.77%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2014
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Northern Trust	2.89%
Intuit	2.86%
St. Jude Medical	2.73%
Parker-Hannifin	2.51%
CareFusion	2.41%
Dover	2.36%
Altera	2.22%
Willis Group Holdings	2.19%
Sirona Dental Systems	2.12%
Red Hat	2.08%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2014
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

UMB Financial	2.48%
Sensient Technologies	2.30%
Actuant, Cl A	2.12%
TriMas	2.10%
TreeHouse Foods	2.03%
Cepheid	1.99%
CLARCOR	1.97%
CST Brands	1.94%
Endurance Specialty Holdings	1.88%
Esterline Technologies	1.85%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2014
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.8%
	Shares	Value
CONSUMER DISCRETIONARY — 3.9%
DIRECTV*	1,550	$107,617
Grupo Televisa ADR	3,500	101,710

		209,327

CONSUMER STAPLES — 12.4%
Coca-Cola	3,000	113,460
PepsiCo	1,925	154,693
Philip Morris International	3,000	234,420
Wal-Mart Stores	2,200	164,296

		666,869

ENERGY — 14.2%
BP ADR	2,200	103,158
Cameco	2,575	54,641
Devon Energy	2,000	118,440
Hess	1,450	109,461
National Oilwell Varco	2,150	161,271
Suncor Energy	6,500	213,395

		760,366

FINANCIALS — 17.2%
American International Group	2,025	97,119
Bank of New York Mellon	3,300	105,468
Berkshire Hathaway, Cl B*	925	103,230
Itau Unibanco Holding ADR	8,400	102,816

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
M&T Bank	1,000	$111,510
Travelers	1,300	105,664
U.S. Bancorp	2,650	105,285
Wells Fargo	2,000	90,680
Willis Group Holdings	2,275	97,961

		919,733

HEALTH CARE — 19.5%
Abbott Laboratories	2,950	108,147
Baxter International	1,500	102,450
Edwards Lifesciences*	1,700	110,704
Express Scripts Holding*	2,700	201,663
Johnson & Johnson	1,200	106,164
Sanofi ADR	3,200	156,480
Sirona Dental Systems*	1,450	104,313
Teva Pharmaceutical Industries ADR	3,475	155,089

		1,045,010

INDUSTRIALS — 3.1%
Deere	1,350	116,046
Sensata Technologies Holding*	1,400	52,416

		168,462

INFORMATION TECHNOLOGY — 16.2%
Altera	3,200	106,976
eBay*	2,150	114,380
Intel	6,500	159,510
International Business Machines	950	167,846
Microsoft	2,900	109,765
Oracle	2,850	105,165
QUALCOMM	1,450	107,619

		871,261

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

MATERIALS — 3.2%
Agrium	650	$56,615
Potash Corporation of Saskatchewan	3,600	112,752

		169,367

TELECOMMUNICATION SERVICES — 2.1%
America Movil ADR, Cl L	5,300	112,678

TOTAL COMMON STOCK (Cost $5,077,959)
		4,923,073

CASH EQUIVALENT — 12.2%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010% (Cost $653,565)	653,565	653,565

TOTAL INVESTMENTS — 104.0% (Cost $5,731,524)
		$5,576,638

Percentages are based on Net Assets of $5,362,672.
* Non-income producing security.
** The Rate shown is the 7-day effective yield as of January 31, 2014.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2014
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.7%
	Shares	Value

CONSUMER DISCRETIONARY — 8.7%
Advance Auto Parts	120,000	$13,777,200
Arcos Dorados Holdings, Cl A	300,000	2,658,000
Bed Bath & Beyond*	200,000	12,770,000
CST Brands	305,000	9,738,650
John Wiley & Sons, Cl A	150,000	8,121,000
PetSmart	185,000	11,655,000

		58,719,850

CONSUMER STAPLES — 10.2%
Beam	65,000	5,414,500
Church & Dwight	60,000	3,874,800
Clorox	70,000	6,178,900
Energizer Holdings	70,000	6,615,000
J.M. Smucker	145,000	13,976,550
Kellogg	200,000	11,596,000
McCormick & Company	60,000	3,850,800
Mead Johnson Nutrition	70,000	5,382,300
Molson Coors Brewing, Cl B	225,000	11,844,000

		68,732,850

ENERGY — 5.4%
Concho Resources*	40,000	3,911,600
Denbury Resources*	850,000	13,659,500
Forum Energy Technologies*	165,000	4,144,800
Frank’s International	150,000	3,516,000

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued
	Shares	Value

ENERGY — continued
Whiting Petroleum*	200,000	$11,676,000

		36,907,900

FINANCIALS — 14.5%
Allied World Assurance Company Holdings	100,000	10,292,000
Arthur J. Gallagher	295,000	13,637,850
Commerce Bancshares	75,000	3,260,250
Cullen/Frost Bankers	180,000	13,323,600
Endurance Specialty Holdings	150,000	7,858,500
Northern Trust	325,000	19,571,500
Prosperity Bancshares	155,000	9,696,800
SVB Financial Group*	50,000	5,611,500
Willis Group Holdings	345,000	14,855,700

		98,107,700

HEALTH CARE — 20.2%
Bio-Rad Laboratories, Cl A*	105,000	13,347,600
C.R. Bard	100,000	12,959,000
CareFusion*	400,000	16,308,000
Cepheid*	265,000	14,007,900
Edwards Lifesciences*	180,000	11,721,600
QIAGEN*	295,000	6,525,400
Sirona Dental Systems*	200,000	14,388,000
St. Jude Medical	305,000	18,522,650
Teleflex	75,000	7,023,000
Zimmer Holdings	100,000	9,397,000
Zoetis, Cl A	400,000	12,144,000

		136,344,150

INDUSTRIALS — 13.8%
Actuant, Cl A	350,000	11,977,000
ADT	200,000	6,008,000
AMETEK	75,000	3,706,500
CLARCOR	100,000	5,542,000
Dover	185,000	16,013,600
Esterline Technologies*	100,000	10,295,000

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — concluded
	Shares	Value

INDUSTRIALS — continued
IDEX	75,000	$5,400,750
Parker-Hannifin	150,000	17,005,500
Pentair	75,000	5,574,750
Rockwell Automation	100,000	11,484,000

		93,007,100

INFORMATION TECHNOLOGY — 19.0%
Altera	450,000	15,043,500
IHS, Cl A*	70,000	7,938,700
Informatica*	325,000	13,117,000
Intuit	265,000	19,411,250
MICROS Systems*	200,000	11,106,000
Red Hat*	250,000	14,125,000
SolarWinds*	210,000	8,376,900
Solera Holdings	150,000	10,024,500
TIBCO Software*	610,000	12,986,900
WEX*	25,000	2,059,000
Xilinx	300,000	13,926,000

		128,114,750

MATERIALS — 2.9%
Aptargroup	200,000	12,760,000
Sigma-Aldrich	75,000	6,972,750

		19,732,750

TOTAL COMMON STOCK (Cost $535,903,854)
		639,667,050

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2014
(Unaudited)

CASH EQUIVALENTS — 5.7%**
	Shares	Value

Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	37,093,867	$37,093,867
Fidelity Treasury Portfolio, Cl I, 0.010%	1,147,770	1,147,770

TOTAL CASH EQUIVALENTS (Cost $38,241,637)
		38,241,637

TOTAL INVESTMENTS — 100.4% (Cost $574,145,491)
		$677,908,687

Percentages are based on Net Assets of $675,349,009.
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of January 31, 2014.
Cl — Class

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2014
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.7%
	Shares	Value
CONSUMER DISCRETIONARY — 5.2%
BJ’s Restaurants*	420,000	$11,911,200
CST Brands	710,000	22,670,300
John Wiley & Sons, Cl A	345,000	18,678,300
Wolverine World Wide	280,000	7,812,000

		61,071,800

CONSUMER STAPLES — 10.5%
B&G Foods	295,000	9,667,150
Casey’s General Stores	285,000	19,570,950
Elizabeth Arden*	290,000	7,864,800
Fresh Market*	415,000	14,508,400
Lancaster Colony	240,000	20,860,800
Post Holdings*	205,000	10,973,650
Snyder’s-Lance	565,000	15,091,150
TreeHouse Foods*	360,000	23,702,400

		122,239,300

ENERGY — 3.8%
Approach Resources*	800,000	16,072,000
Forum Energy Technologies*	420,000	10,550,400
Northern Oil and Gas*	415,000	6,034,100
Resolute Energy*	1,060,000	8,469,400
TETRA Technologies*	285,000	2,941,200

		44,067,100

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 14.9%
Allied World Assurance Company Holdings	210,000	$21,613,200
AmTrust Financial Services	140,000	4,519,200
Argo Group International Holdings	350,000	15,746,500
Aspen Insurance Holdings	345,000	13,420,500
Bryn Mawr Bank	270,000	7,524,900
Community Bank System	290,000	10,324,000
CVB Financial	555,000	8,280,600
Endurance Specialty Holdings	420,000	22,003,800
Independent Bank	150,000	5,424,000
Navigators Group*	140,000	8,348,200
NBT Bancorp	185,000	4,447,400
Prosperity Bancshares	215,000	13,450,400
UMB Financial	490,000	29,052,100
Washington Trust Bancorp	270,000	8,893,800

		173,048,600

HEALTH CARE — 20.4%
Bio-Rad Laboratories, Cl A*	145,000	18,432,400
Cepheid*	440,000	23,258,400
Genomic Health*	345,000	10,391,400
Globus Medical, Cl A*	495,000	11,583,000
Haemonetics*	385,000	14,587,650
ICU Medical*	120,000	7,741,200
Integra LifeSciences Holdings*	420,000	19,513,200
Luminex*	555,000	10,139,850
Masimo*	635,000	18,573,750
NuVasive*	570,000	21,340,800
Omnicell*	250,000	6,455,000
Owens & Minor	150,000	5,196,000
Prestige Brands Holdings*	210,000	6,354,600
STERIS	360,000	16,520,400
Teleflex	105,000	9,832,200
VCA Antech*	345,000	11,019,300
Volcano*	780,000	16,372,200
West Pharmaceutical Services	205,000	9,727,250

		237,038,600

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — 19.9%
Actuant, Cl A	725,000	$24,809,500
Brady, Cl A	485,000	13,269,600
CLARCOR	415,000	22,999,300
EnPro Industries*	275,000	19,948,500
Esterline Technologies*	210,000	21,619,500
Hub Group, Cl A*	275,000	11,398,750
Landstar System	290,000	16,657,600
Mistras Group*	295,000	6,891,200
Raven Industries	500,000	18,725,000
RBC Bearings*	145,000	9,401,800
Ritchie Bros. Auctioneers	685,000	15,727,600
Standex International	134,000	7,621,920
TriMas*	705,000	24,534,000
WOODWARD	425,000	18,211,250

		231,815,520

INFORMATION TECHNOLOGY — 14.9%
Blackbaud	300,000	10,338,000
Bottomline Technologies*	580,000	20,079,600
Cardtronics*	420,000	16,178,400
E2open*	140,000	3,353,000
FleetMatics Group*	170,000	6,801,700
LogMeIn*	520,000	17,659,200
Measurement Specialties*	255,000	14,068,350
NICE Systems ADR	275,000	10,848,750
PROS Holdings*	275,000	10,452,750
Qlik Technologies*	635,000	17,157,700
Qualys*	550,000	15,939,000
RealPage*	840,000	18,883,200
WEX*	140,000	11,530,400

		173,290,050

MATERIALS — 5.1%
Aptargroup	140,000	8,932,000
Flotek Industries*	205,000	4,409,550
Innospec	140,000	5,997,600

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2014
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
MATERIALS — continued
Sensient Technologies	550,000	$26,906,000
Silgan Holdings	290,000	13,290,700

		59,535,850

TOTAL COMMON STOCK (Cost $871,930,600)		1,102,106,820

CASH EQUIVALENTS — 5.9%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	22,222,588	22,222,588
Fidelity Treasury Portfolio, Cl I, 0.010%	45,998,131	45,998,131

TOTAL CASH EQUIVALENTS (Cost $68,220,719)		68,220,719

TOTAL INVESTMENTS — 100.6% (Cost $940,151,319)		$1,170,327,539

Percentages are based on Net Assets of $1,163,529,209.
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of January 31, 2014.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $5,731,524, $574,145,491 and $940,151,319, respectively)	$5,576,638	$677,908,687	$1,170,327,539
Receivable for Capital Shares Sold	23,000	1,839,827	1,202,877
Receivable for Investment Securities Sold	—	2,195,166	—
Receivable for Dividends and Interest	1,837	233,687	126,958
Receivable from Advisor	4,440	—	—
Deferred offering costs	47,489	—	—
Prepaid Expenses	—	23,383	23,194

Total Assets	5,653,404	682,200,750	1,171,680,568

Liabilities:
Payable for Investment Securities Purchased	234,424	5,473,674	6,029,544
Payable for Capital Shares Redeemed	—	535,768	575,724
Payable due to Investment Adviser	—	466,399	891,506
Payable due to Transfer Agent	1,857	184,634	271,766
Payable due to Distributor	952	116,494	249,671
Payable due to Administrator	277	39,893	67,440
Payable due to Audit Fees	25	5,385	18,701
Payable due for Offering Costs	52,000	—	—
Payable due to Trustees	8	2,396	3,997
Chief Compliance Officer Fees Payable	4	317	2,534
Other Accrued Expenses	1,185	26,781	40,476

Total Liabilities	290,732	6,851,741	8,151,359

Net Assets	$5,362,672	$675,349,009	$1,163,529,209

NET ASSETS CONSIST OF:
Paid-in Capital	$5,519,878	$549,864,182	$901,982,789
Accumulated Net Investment Loss	(2,320)	(732,841)	(3,268,975)
Accumulated Net Realized Gain	—	22,454,472	34,639,175
Net Unrealized Appreciation (Depreciation) on Investments	(154,886)	103,763,196	230,176,220

Net Assets	$5,362,672	$675,349,009	$1,163,529,209

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014
(Unaudited)

	Champlain All Cap Fund	Champlain Mid Cap Fund	Champlain Small Company Fund

ADVISOR CLASS SHARES:
Net Assets	$5,362,672	$556,988,369	$1,163,529,209
Shares Issued and Outstanding (unlimited authorization — no par value)	554,893	39,535,147	71,840,847
Net Asset Value, Offering and Redemption Price Per Share	$9.66	$14.09	$16.20

INSTITUTIONAL CLASS SHARES:
Net Assets	N/A	$118,360,640	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	N/A	8,343,048	N/A
Net Asset Value, Offering and Redemption Price Per Share	N/A	$14.19	N/A

* Commenced operations on December 31, 2013. N/A designates that the Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
PERIOD ENDED
JANUARY 31, 2014
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain All Cap Fund*	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$2,197	$3,415,150	$4,535,594
Interest	8	1,608	3,615
Foreign Tax Withheld	(147)	(1,125)	(34,965)

Total Investment Income	2,058	3,415,633	4,504,244

Expenses
Investment Advisory Fees	2,475	2,641,748	5,136,505
Distribution Fees — Advisor Shares	952	681,471	1,426,806
Administration Fees	277	225,837	390,352
Trustees’ Fees	8	4,524	7,676
Chief Compliance Officer Fees	4	2,640	4,027
Offering Costs	4,510	—	—
Transfer Agent Fees	1,857	479,177	688,806
Registration Fees	531	27,713	27,015
Custodian Fees	500	13,652	23,066
Printing Fees	34	20,002	33,889
Audit Fees	25	11,072	13,686
Legal Fees	13	7,529	12,728
Insurance and Other Expenses	107	5,897	10,298

Total Expenses	11,293	4,121,262	7,774,854

Recovery of Investment Advisory Fees Previously Waived(1)	—	29,487	—
Less: Advisory Fees Waived	(2,475)	—	—
Reimbursement of other operating expenses	(4,440)	—	—
Fees Paid Indirectly(2)	—	(2,275)	(1,635)

Net Expenses	4,378	4,148,474	7,773,219

Net Investment Loss	(2,320)	(732,841)	(3,268,975)

Net Realized Gain on Investments	—	42,757,141	56,048,320
Net Change in Unrealized Appreciation (Depreciation) on Investments	(154,886)	3,315,967	17,413,419

Net Realized and Unrealized Gain (Loss) on Investments	(154,886)	46,073,108	73,461,739

Net Increase (Decrease) in Net Assets Resulting from Operations	$(157,206)	$45,340,267	$70,192,764

Amounts designated as “—” are $0.
(1)	See Note 5 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.
*	Commenced operations on December 31, 2013.

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended January 31, 2014(1) (Unaudited)
Operations:
Net Investment Loss	$(2,320)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(154,886)

Net (Decrease) in Net Assets Resulting from Operations	(157,206)

Capital Share Transactions(2):
Advisor Shares:
Issued	5,527,076
Redeemed	(7,198)

Increase From Advisor Shares Capital Share Transactions	5,519,878

Total Increase in Net Assets	5,362,672

Net Assets:
Beginning of Period	—

End of Period (including accumulated net investment loss of $(2,320))	$5,362,672

(1) Commenced operations on December 31, 2013.
(2) For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations:
Net Investment Loss	$(732,841)	$(77,762)
Net Realized Gain on Investments	42,757,141	42,215,964
Net Change in Unrealized Appreciation/(Depreciation) on Investments	3,315,967	98,433,851

Net Increase in Net Assets Resulting from Operations	45,340,267	140,572,053

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	—	(89,976)
Net Realized Gain:
Advisor Shares	(45,138,426)	(16,951,101)
Institutional Shares	(9,547,034)	(3,169,000)

Total Dividends and Distributions	(54,685,460)	(20,210,077)

Capital Share Transactions(1):
Advisor Shares:
Issued	75,036,792	152,334,883
Reinvestment of Distributions	39,730,880	15,562,170
Redeemed	(59,162,335)	(99,154,979)

Increase From Advisor Shares Capital Share Transactions	55,605,337	68,742,074

Institutional Shares:
Issued	14,810,487	34,688,031
Reinvestment of Distributions	9,157,350	3,100,792
Redeemed	(9,265,061)	(16,144,657)

Increase From Institutional Shares Capital Share Transactions	14,702,776	21,644,166

Net Increase in Net Assets from Capital Share Transactions	70,308,113	90,386,240

Total Increase in Net Assets	60,962,920	210,748,216

Net Assets:
Beginning of Period	614,386,089	403,637,873

End of Period (including accumulated net investment loss of $(732,841) and $0, respectively)	$675,349,009	$614,386,089

(1) For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Operations:
Net Investment Loss	$(3,268,975)	$(934,215)
Net Realized Gain on Investments	56,048,320	121,822,989
Net Change in Unrealized Appreciation/(Depreciation) on Investments	17,413,419	126,582,332

Net Increase in Net Assets Resulting from Operations	70,192,764	247,471,106

Dividends and Distributions from:
Net Realized Gain	(110,403,820)	(86,475,892)

Total Dividends and Distributions	(110,403,820)	(86,475,892)

Capital Share Transactions(1):
Advisor Shares:
Issued	119,406,003	242,782,552
Reinvestment of Distributions	106,554,842	83,234,058
Redeemed	(117,984,998)	(169,866,395)

Increase From Advisor Shares Capital Share Transactions	107,975,847	156,150,215

Net Increase in Net Assets from Capital Share Transactions	107,975,847	156,150,215

Total Increase in Net Assets	67,764,791	317,145,429

Net Assets:
Beginning of Period	1,095,764,418	778,618,989

End of Period (including accumulated net investment loss of $ (3,268,975) and $0, respectively)	$1,163,529,209	$1,095,764,418

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
ALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Advisor Shares
	Period Ended January 31, 2014(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net Investment Loss(2)	(0.01)
Net Realized and Unrealized Loss on Investments	(0.33)

Total from Operations	(0.34)

Net Asset Value, End of Period	$9.66

Total Return†	(3.40)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$5,363
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.15	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.97	%**
Ratio of Net Investment Loss to Average Net Assets	(0.61	)%**
Portfolio Turnover Rate	0%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Commenced operations on December 31, 2013
(2)	Per share amount calculated using average shares.
**	Annualized

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Period	$14.29		$11.33	$11.78		$9.82	$8.76	$10.40

Income from Operations:
Net Investment Income Loss(1)	(0.02)		(0.01)	(0.02)		(0.04)	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.06		3.51	(0.08	)(2)	2.55	1.27	(1.64)

Total from Operations	1.04		3.50	(0.10)		2.51	1.25	(1.64)

Dividends and Distributions from:
Net Investment Income	—		—	—		—	—	— *
Net Realized Gains	(1.24)		(0.54)	(0.35)		(0.55)	(0.19)	—
Return of Capital	—		—	—		—	—	— *

Total Dividends and Distributions	(1.24)		(0.54)	(0.35)		(0.55)	(0.19)	— *

Net Asset Value, End of Period	$14.09		$14.29	$11.33		$11.78	$9.82	$8.76

Total Return†	7.33%		32.00%^	(0.67	)%^	26.06%^	14.31%^	(15.73)%^

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$556,988		$509,234	$340,611		$213,204	$71,205	$44,142
Ratio of Expenses to Average Net Assets (including waivers, recaptures, reimbursements and fees paid indirectly)	1.30	%**	1.30%	1.30%		1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, recaptures, reimbursements and fees paid indirectly)	1.29	%**	1.30%	1.34%		1.39%	1.37%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27	)%**	(0.06)%	(0.20)%		(0.33)%	(0.21)%	0.01%
Portfolio Turnover Rate	25	%***	50%	41%		33%	63%	55%

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
*	Amount represents less than $0.01.
**	Annualized
***	Not Annualized
Amounts designated as “—” are either $0 or round to $0

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$14.37		$11.37	$11.79		$11.08

Income from Operations:
Net Investment Income (Loss)(2)	—		0.02	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.06		3.53	(0.08	)(3)	0.72

Total from Operations	1.06		3.55	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	—		(0.01)	—		—
Net Realized Gains	(1.24)		(0.54)	(0.35)		—

Total Dividends and Distributions	(1.24)		(0.55)	(0.35)		—

Net Asset Value, End of Period	$14.19		$14.37	$11.37		$11.79

Total Return†	7.43%		32.41%††	(0.41	)%††	6.41	%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$118,361		$105,152	$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers, recaptures, reimbursements and fees paid indirectly)	1.05	%*	1.05%	1.05%		1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, recaptures, reimbursements and fees paid indirectly)	1.04	%*	1.06%	1.09%		1.19	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02	)%*	0.19%	0.05%		(0.08	)%*
Portfolio Turnover Rate	25	%**	50%	41%		33	%‡

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.

(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
*	Annualized.
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2011		Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Period	$16.82		$14.22		$15.35		$12.02		$10.58	$12.86

Income (Loss) from Operations:
Net Investment Loss(1)	(0.05)		(0.02)		(0.08)		(0.05)		(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.17		4.24		0.22		3.38		1.48	(2.00)

Total from Operations	1.12		4.22		0.14		3.33		1.44	(2.03)

Dividends and Distributions from:
Net Investment Income	—		—		—		—		—	—
Net Realized Gains	(1.74)		(1.62)		(1.27)		—		—	(0.25)
Return of Capital	—		—		—		—		—	—	*

Total Dividends and Distributions	(1.74)		(1.62)		(1.27)		—		—	(0.25)

Net Asset Value, End of Period	$16.20		$16.82		$14.22		$15.35		$12.02	$10.58

Total Return†	6.68%		32.52%		1.38%		27.70%		13.61%††	(15.47	)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,163,529		$1,095,764		$778,619		$834,360		$651,325	$559,011
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.36	%**	1.38	%(2)	1.40	%(2)	1.40	%(2)	1.40%	1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.36	%**	1.38%		1.38%		1.38%		1.42%	1.45%
Ratio of Net Investment Loss to Average Net Assets	(0.57	)%**	(0.11)%		(0.52)%		(0.31)%		(0.34)%	(0.33)%
Portfolio Turnover Rate	22	%***	50%		37%		38%		42%	48%

†	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Amount represents less than $0.01.
**	Annualized
***	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the Champlain All Cap Fund, Champlain Mid Cap Fund and Champlain Small Company Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds. The Champlain Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion, the Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion and the Champlain All Cap Fund invests primarily (at least 80% of its net assets) in equity securities. The financial statements of the remaining funds within the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011. The Champlain All Cap Fund commenced operations on December 31, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2014, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of January 31, 2014, each of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended January 31, 2014, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2014, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended January 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of January 31, 2014, the remaining amount still to be amortized for the Champlain All Cap Fund was $47,489.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $300,000, There is also a minimum annual administration fee of $15,000 per additional class.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2014, the Mid Cap Fund earned credits of $2,275 and the Small Company Fund earned credits of $1,635 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.65%, 0.80% and 0.90% of the All Cap Fund, Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the All Cap Fund – Advisor Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.15%, 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2015 for the All Cap Fund and November 30, 2014 for the Mid Cap and Small Company Funds. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the period ended January 31, 2014, the Adviser recaptured $29,487 of prior expense limitation reimbursements for the Mid Cap Fund. At January 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement to the Adviser were $168,649, expiring 2015, $15,035, expiring in 2016, and $29,557, expiring in 2017 for the Mid Cap Fund and $6,915, expiring in 2017 for the All Cap Fund.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

6. SHARE TRANSACTIONS:

Champlain All Cap Fund	Period Ended January 31, 2014 (Unaudited)(1)
Advisor Shares
Issued	555,633
Reinvestment of Distributions	—
Redeemed	(740)

Net Advisor Class Shares Capital Share Transactions	554,893

Net Increase in Shares Outstanding from Share Transactions	554,893

Champlain Mid Cap Fund	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Advisor Shares
Issued	5,122,157	12,173,350
Reinvestment of Distributions	2,837,920	1,349,729
Redeemed	(4,050,459)	(7,955,832)

Net Advisor Class Shares Capital Share Transactions	3,909,618	5,567,247

Institutional Shares
Issued	1,008,265	2,811,241
Reinvestment of Distributions	649,918	267,822
Redeemed	(633,488)	(1,301,960)

Net Institutional Class Shares Capital Share Transactions	1,024,695	1,777,103

Net Increase in Shares Outstanding from Share Transactions	4,934,313	7,344,350

(1) Commenced operations on December 31, 2013.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

Champlain Small Company Fund	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013
Advisor Shares
Issued	7,031,640	15,592,157
Reinvestment of Distributions	6,610,102	6,197,622
Redeemed	(6,950,586)	(11,390,088)

Net Advisor Class Shares Capital Share Transactions	6,691,156	10,399,691

Net Increase in Shares Outstanding from Share Transactions	6,691,156	10,399,691

7. INVESTMENT TRANSACTIONS:

For the period ended January 31, 2014, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain All Cap Fund	$5,077,959	$—
Champlain Mid Cap Fund	157,481,997	154,919,672
Champlain Small Company Fund	247,237,995	233,814,503

There were no purchases or sales of long-term U.S. Government securities for any of the funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, result in reclassifications to undistributed net investment income (loss), and accumulated net realized gain (loss).

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$11,511,213	$8,698,864	$20,210,077
2012	3,665,300	4,351,096	8,016,396

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$14,303,881	$72,172,011	$86,475,892
2012	—	66,922,784	66,922,784

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$11,224,663	$17,251,579
Undistributed Long-Term Capital Gain	24,121,043	75,816,199
Unrealized Appreciation	99,484,314	208,689,698

Total Distributable Earnings	$134,830,020	$301,757,476

For Federal income tax purposes, the cost of securities owned at July 31, 2013, and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2014 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Cap Fund	$5,731,524	$41,753	$(196,639)	$(154,886)
Mid Cap Fund	574,145,491	116,905,904	(13,142,708)	103,763,196
Small Company Fund	940,151,319	259,141,703	(28,965,483)	230,176,220

9. OTHER:

At January 31, 2014, 37% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 77% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders and 52% of the total shares

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

outstanding of the Small Company Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT:

The Small Company and Mid Cap Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $35 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $60 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2015. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of and during the six months ended January 31, 2014, there were no borrowings outstanding and during the six months ended January 31, 2014, neither of the funds used their line of credit.

11. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE CHAMPLAIN SMALL COMPANY

FUND AND CHAMPLAIN MID CAP FUND ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 13, 2013 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with a peer group of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE CHAMPLAIN SMALL COMPANY

FUND AND CHAMPLAIN MID CAP FUND ADVISORY AGREEMENT (Unaudited) (continued)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with information regarding the Funds’ performance since the Agreement was last renewed, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE CHAMPLAIN SMALL COMPANY

FUND AND CHAMPLAIN MID CAP FUND ADVISORY AGREEMENT (Unaudited) (continued)

investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN RE-APPROVING THE CHAMPLAIN SMALL COMPANY

FUND AND CHAMPLAIN MID CAP FUND ADVISORY AGREEMENT (Unaudited) (concluded)

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN APPROVING THE CHAMPLAIN ALL CAP FUND ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on November 19, 2013 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance systems; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; and (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN APPROVING THE CHAMPLAIN ALL CAP FUND ADVISORY AGREEMENT (Unaudited) (continued)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the proposed Agreement. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

COSTS OF ADVISORY SERVICES

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Because the Fund is new and has not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

BOARD CONSIDERATIONS IN APPROVING THE CHAMPLAIN ALL CAP FUND ADVISORY AGREEMENT (Unaudited) (concluded)

Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/31/13	Ending Account Value 01/31/14	Annualized Expense Ratios	Expenses Paid During Period
Champlain All Cap Fund
Actual Fund Return	$1,000.00	$996.00	1.15%	$0.96	**
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85	*

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/365 (to reflect one-half year period).

**Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period from inception to date.)

	Beginning Account Value 08/01/13	Ending Account Value 01/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,073.30	1.30%	$6.79
Institutional	$1,000.00	$1,074.30	1.05%	$5.49
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.65	1.30%	$6.61
Institutional	$1,000.00	$1,019.91	1.05%	$5.35
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$1,066.80	1.36%	$7.10
Hypothetical 5% Return	$1,000.00	$1,018.34	1.36%	$6.93

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/365 (to reflect one-half year period).

56	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1000

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items	12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 9, 2014

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO
Date: April 9, 2014